================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                February 11, 2003



                           EARTH SEARCH SCIENCES, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter




     State of Utah                  0-19566                      87-0437723
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission                 (I.R.S. Employer
                                   File No.)                 Identification No.)



 1729 Montana Highway 35, Kalispell, MT                             59901
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)




               Registrant's telephone number, including area code:
--------------------------------------------------------------------------------
                                 (406) 751-5200




                  502 North 3rd Street, #8, McCall, Idaho 83638
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)



================================================================================

ITEM 5.  OTHER EVENTS.

Earth Search Sciences, Inc. (ESSI) announced the appointment of Kenneth Danchuk as an interim Director of the Board for the Company.

Mr. Danchuk is familiar with the Company's operations, having served as a consulting contractor to ESSI. He is also an active member of the National Investor Relations Institute (NIRI) and advisor to ESSI on corporate governance issues.

With a strong background in business and economic development, Mr. Danchuk will be valuable for assisting the Board in review of mergers & acquisitions and new management appointments.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired--Not applicable.

         (b)  Pro Forma Financial Information--Not applicable.

         (c)  Exhibits--Not applicable.





                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Earth Search Sciences, Inc.


Dated: February 11, 2003                             /s/ Larry F. Vance
                                                     -------------------------
                                                     Larry F. Vance